EXHIBIT 10.12


                     FIRST AMENDMENT TO FINANCING AGREEMENT


         THIS FIRST AMENDMENT TO FINANCING AGREEMENT (this "Amendment"), made and entered into as of September 30, 1998, is by and between INSIGNIA SYSTEMS, INC., a Minnesota corporation (the "Borrower"), and U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC., formerly known as Republic Acceptance Corporation, (the "Lender").

                                    RECITALS

         1. The Lender and the Borrower entered into a Financing Agreement dated as of December 29, 1997 (The "Financing Agreement"): and

         2. The Borrower desires to amend certain provisions of the Financing Agreement to add a provision regarding letters of credit and also desires to temporarily suspend the availability of Advances under the Financing Agreement, subject to reinstatement on the terms and subject to the conditions hereof; and

         3. The Lender is willing to amend the Financing Agreement and to temporarily suspend the availability of Advances thereunder without terminating the business relationship between the Lender and the Borrower under the Financing Agreement, all on the terms and subject to the conditions hereof.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

         Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement, unless the context shall otherwise require.

         Section 2. Amendments. The Financing Agreement is hereby amended as follows:

         2.1 THE ADVANCES. Section 2.1 of the Financing Agreement is amended by adding thereto the following new Section 2.1(c):

         2.1(c) Letters of Credit. Until the second anniversary of the date of this Agreement the Lender agrees the Borrower may cause to be issued through an Affiliate of the Lender, in the sole and absolute discretion of such Affiliate, standby or documentary letters of credit, provided, however, that the total amount of all unexpired letters of credit and unreimbursed draws under letters of credit (the "LC Obligations") shall not at any time exceed $240,000 and the total amount of the outstanding principal balance of the Advances under clauses 2.1(a) and 2.1(b) plus 125% of the LB Obligations (the "Total Revolving Outstandings") shall not at any time exceed $3,000,000. If issued, all letters of credit shall be subject to a 1%


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fee payable to the issuer, and the Borrower will execute such applications, security or pledge agreements and other documents required by Lender's Affiliate and shall pay the Lender's and such Affiliate's fees and expenses related to such letters of credit. Each letter of credit shall be for a period not to exceed, but may be renewable annually for additional one year periods not to exceed three years in the aggregate. Any draw under a letter of credit may, at the option of the Lender, be repaid through an Advance, which the lender may make, and which the Borrower is obligated to repay, even though (a) any agreement of the Lender to make Advances in its sole discretion may have expired or terminated, (b) the Borrower is at that time the debtor in any bankruptcy, reorganization or insolvency proceedings, or (c) the Total Revolving Outstandings exceed the availability under the most recent Borrowing Base Certificate or $3,000,000.

         Section 3. Suspension of Availability. The Borrower and the Lender agree that, except for the availability of letters of credit under Section 2.1(C) and for Advances to reimburse the Lender for draws under such letters of credit which the Lender may make to repay its Affiliate that is or may be the issuer of any such letters of credit, the availability of Advances under the Financing Agreement shall be temporarily suspended once the Borrower repays the outstanding Advances and all accrued interest thereon, on or after the date of this Amendment. During the period of such suspended availability (the "Suspension Period") the Borrower agrees that the representations, warranties, affirmative and negative covenants of the Financing Agreement shall still apply, however, (i) the Borrower need not submit any reports to the Lender except the reports required by Sections 5.1(a) and 5.1(b), and (ii) the Borrower need not pay to the Lender any monthly minimum interest or other fees, except the Annual Fee required under Section 2.6, the Lender's legal fees and costs of collection, if any, and any Termination Fee required under Article VII of the Financing Agreement if the Borrower gives notice of termination under such Article (provided that the provisions of Article VII shall continue to apply after the Suspension Period and shall apply for an additional period equal to the length of the Suspension Period as though the Suspension Period had never intervened). The Suspension Period shall not be deemed a termination of the Financing Agreement. The Borrower may reinstate the availability of Advances under the Financing Agreement upon forty-five days written notice to the Lender. Upon receipt of such notice from the Borrower, the Lender may conduct a collateral audit and make such other searches and examinations as the Lender deems reasonably necessary, all at the Borrower's expense. The reinstatement of the availability of Advances is subject to the Lender's sole and absolute discretion.

         Section 4. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

         4.1 This Amendment, duly executed by the Borrower.

         4.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were last delivered to the Lender, and (ii) identifying each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment, and certifying as to specimens


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     of such officer's signature and such officer's incumbency in such offices as such officer holds.

         4.3 The Borrower shall have satisfied such other conditions as reasonably specified by the Lender or counsel to the Lender.

         Section 5. Representations: Acknowledgements. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Financing Agreement, and in any and all other Loan Documents of the Borrower, are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Financing Agreement, and (b) the Borrower is in compliance with all covenants and agreements of the Borrower as set forth in the Financing Agreement and in any and all other Loan Documents of the Borrower. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action. The Borrower acknowledges and agrees that its obligations to the Lender under the Financing Agreement exist and are owing without offset, defense or counterclaim assertable by the Borrower against the Lender. The Borrower further acknowledges and agrees that its obligations to the Lender under the Financing Agreement, as amended, constitute "Obligations" within the meaning of the Security Agreement and are secured by the Security Agreement.

         Section 6. Affirmation, Further References. Except as expressly modified under this Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Financing Agreement, the Security Agreement, and any and all other Loan Documents entered into with respect to the obligations under the Financing Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower. All references in the Financing Agreement to "this Agreement," "herein," "hereof," and similar references, and all references in the other Loan Documents to the "Agreement," shall be deemed to refer to the Agreement, as amended by this Amendment.

         Section 7. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and her merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

         Section 8. Severability. Whenever possible, each provision of this Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or


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transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

         Section 9. Successors. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

         Section 10. Legal Expenses. The Borrower agrees to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney, counsel for the Lender) incurred in connection with the Financing Agreement, this Amendment, and all other documents negotiated, prepared and executed in connection with this Amendment.

         Section 11. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         Section 12. Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to this Amendment may execute any such agreement by executing a counterpart of such agreement.

         Section 13. Governing Law. The Amendment Documents shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of law principles thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                            INSIGNIA SYSTEMS, INC.

                                            By:    /s/ John R. Whisnant

                                            Title: VP-Finance


                                            U.S. BANCORP REPUBLIC COMMERCIAL
                                            FINANCE, INC.

                                            By:    /s/ Scott Sousek

                                                   Title: Vice President


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